OTHER OPERATING INCOME AND EXPENSES	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
OTHER OPERATING INCOME AND EXPENSES	OTHER OPERATING INCOME AND EXPENSES

	Year ended December 31
	2024	2023	2022
	CHF in millions
Marketing & Commissions	(188.8)	(195.2)	(195.9)
Network related costs	(170.6)	(167.4)	(207.6)
Professional Services	(105.7)	(130.2)	(130.1)
Facility & Energy	(66.5)	(55.1)	(51.0)
IT expenses	(57.6)	(49.4)	(50.9)
Administration	(34.7)	(39.4)	(43.0)
Call centre services	(34.7)	(39.2)	(39.6)
Allowance for receivables	(35.3)	(16.9)	(27.6)
Other	(2.5)	(66.1)	(4.4)
Total other operating expenses	(696.4)	(758.8)	(750.2)
Capitalized labor as non-current assets	63.0	68.3	60.1
Other income	5.1	37.4	1.5
Total other operating income and capitalized labor	68.1	105.7	61.7

Other operating expenses

In 2024, expenditures for professional services experienced a reduction amounting to CHF 24.5 million in comparison to the preceding year. This decline was primarily attributable to a CHF 14.4 million decrease in intercompany-related as well as a CHF 13.0 million reduction in contracting services. Conversely, facility and energy expenses increased by CHF 11.4 million relative to the prior year, predominantly driven by elevated electricity costs. Furthermore, the allowance for receivables saw an increase of CHF 18.4 million compared to the previous year, largely influenced by one-time items.
In 2023, the category "Other" included a CHF 29.1 million ice-hockey distribution-rights penalty issued by the Competition Commission as well as CHF 28.5 million expenses related to restructuring.
The categories disclosed for other operating expenses do not include expenses that were included in other financial statement line items (such as personnel expenses or depreciation).

Other operating income and capitalized labor

In 2023, Sunrise recognized CHF 17.2 million income related to disputed overcharges by Swisscom, and CHF 20.0 million abandoned lease income related to the former Wallisellen office building.